UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 16, 2016

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) By letter dated March 16, 2016, The NASDAQ Stock Market (“Nasdaq”) notified Barrett Business Services, Inc. (the “Company”), of an additional delinquency due to its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”), with the Securities and Exchange Commission (the “SEC”). As a result, the Company continues to be out of compliance with Nasdaq’s Listing Rules (the “Rules”) for continued listing. See the Company’s Current Report on Form 8-K filed on November 18, 2015, for additional information. Pursuant to Rule 5810(b), the Company is also required to publicly announce receipt of the letter from Nasdaq by issuing a press release.

Previously, Nasdaq granted the Company an exception until April 29, 2016, to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “2015 third quarter Form 10-Q”). The Company must submit an update to its original plan to regain compliance with the Rules to Nasdaq by March 31, 2016. Any additional exception granted by Nasdaq to allow the Company to regain compliance with the Rules will not extend past May 9, 2016.

The Audit Committee has engaged a Big Four accounting firm to conduct an independent forensic accounting investigation of the Company’s financial records for the five years beginning January 1, 2011, as well as the first quarter of 2016. See the Company’s Current Report on Form 8-K filed on March 9, 2016, for additional information. The independent forensic accounting review commenced on March 14, 2016. The Company’s independent auditors commenced their work on the audit of the Company’s 2015 financial statements, as well as on the restatements of the Company’s financial statements for 2014, 2013, and 2012, on March 21, 2016.

The Company currently intends to file its 2015 third quarter Form 10-Q, its amended Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2015, and its amended Annual Report on Form 10-K for the year ended December 31, 2014, as well as unaudited financial results for the Company for the fourth quarter and full year ended December 31, 2015, no later than April 29, 2016. The Company also intends to file its 2015 Form 10-K no later than May 9, 2016.

If the Company fails to bring its delinquent SEC filings current by May 9, 2016, Nasdaq will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal the delisting determination to a Nasdaq Hearings Panel.

Forward-Looking Statements:

The information included in this report regarding the independent forensic accounting investigation, restatement of certain of the Company’s financial statements, and the effects of such events on the Company’s financial condition and results of operations, and compliance with the continued Nasdaq listing requirements, includes forward-looking statements that are subject to risks and uncertainties that may cause actual results or circumstances to differ from those expressed or implied by our forward-looking statements. Additional considerations and other important risk factors affecting the Company's business are described in the Company's reports on Forms 10-K and 10-Q and other filings with the SEC. The forward-looking statements in this report speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: March 21, 2016	By:	/s/ Thomas J. Carley
Thomas J. Carley Interim Chief Financial Officer, Treasurer and Secretary